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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements and related prospectuses listed below of Per-Se Technologies, Inc. of our report dated May 12, 2004, (except for the last paragraph in Note 2, as to which the date is March 4, 2005) with respect to the consolidated financial statements and schedule of Per-Se Technologies, Inc. as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 (as restated) included in the Annual Report (Form 10-K/A) for the year ended
December 31, 2003:

1.       Registration Statement Number 33-46847 on Form S-8
2.       Registration Statement Number 33-64952 on Form S-8
3.       Registration Statement Number 33-67752 on Form S-8
4.       Registration Statement Number 33-71556 on Form S-8
5.       Registration Statement Number 33-88442 on Form S-8
6.       Registration Statement Number 33-88444 on Form S-8
7.       Registration Statement Number 33-90874 on Form S-8
8.       Registration Statement Number 33-90876 on Form S-8
9.       Registration Statement Number 33-95742 on Form S-8
10.      Registration Statement Number 33-95746 on Form S-8
11.      Registration Statement Number 33-95748 on Form S-8
12.      Registration Statement Number 333-03213 on Form S-8
13.      Registration Statement Number 333-07201 on Form S-8
14.      Registration Statement Number 333-07203 on Form S-8
15.      Registration Statement Number 333-07627 on Form S-8
16.      Registration Statement Number 333-26113 on Form S-8
17.      Registration Statement Number 333-26289 on Form S-8
18.      Registration Statement Number 333-26291 on Form S-8
19.      Registration Statement Number 333-37150 on Form S-8
20.      Registration Statement Number 333-37152 on Form S-8
21.      Registration Statement Number 333-46489 on Form S-8
22.      Registration Statement Number 333-60729 on Form S-8
23.      Registration Statement Number 333-65016 on Form S-8
24.      Registration Statement Number 333-78167 on Form S-8
25.      Registration Statement Number 333-87902 on Form S-8
26.      Registration Statement Number 333-105111 on Form S-8
27.      Registration Statement Number 333-105110 on Form S-8
28.      Registration Statement Number 333-94151 on Form S-3


                                                           /s/ ERNST & YOUNG LLP

 Atlanta, Georgia
 March 4, 2005